Acquisitions	12 Months Ended
Dec. 31, 2018
Disclosure Of Business Combinations [Abstract]
Acquisitions

12 Acquisitions

During the year, a number of acquisitions were made. The net assets of the businesses acquired are incorporated at their fair value to the Group. Provisional fair values of the consideration given and of the assets and liabilities acquired are summarised below:

	Fair value 2018 £m	Fair value 2017 £m	Fair value 2016 £m
Goodwill	626	77	222
Intangible assets	423	56	189
Property, plant and equipment	5	–	1
Current assets	24	3	12
Non current assets	12	–	–
Current liabilities	(72)	(16)	(20)
Borrowings	(12)	–	–
Deferred tax	(51)	(2)	(35)
Net assets acquired	955	118	369
Consideration (after taking account of £27m (2017: £7m; 2016: £10m) net cash acquired)	955	118	369
Less: consideration deferred to future years	(36)	(1)	(15)
Less: acquisition date fair value of equity interest	–	–	(18)
Net cash flow	919	117	336

On 21 February 2018 RELX acquired 100% of the share capital of ThreatMetrix. ThreatMetrix’s technology analyses connections among devices, locations, anonymised identity information and threat intelligence, and combines this data with behavioural analytics to identify high-risk digital behaviour and transactions in real time. The total consideration for this acquisition, net of cash acquired, was £585m, which represents the fair value of the consideration translated at the acquisition date foreign exchange rate. The main assets and liabilities recognised on acquisition were £373m relating to goodwill, £279m relating to intangible assets, £41m relating to trade and other payables and £34m of net deferred tax liability. These balances are included in the table above.

Goodwill, being the excess of the consideration over the net tangible and intangible assets acquired, represents benefits which do not qualify for recognition as intangible assets, including: the ability of a business to generate higher returns than individual assets; skilled workforces; and acquisition synergies that are specific to the Group. In addition, goodwill arises on the recognition of deferred tax liabilities in respect of intangible assets for which amortisation does not qualify for tax deductions.

The fair values of the assets and liabilities acquired in the last 12 months are provisional pending the completion of the valuation exercises. Final fair values will be incorporated in the 2018 consolidated financial statements. There were no significant adjustments to the provisional fair values of prior year acquisitions established in 2016.

The businesses acquired in 2018 contributed £98m to revenue, increased adjusted operating profit by £7m, decreased net profit by £34m (after charging £41m of integration costs and amortisation of acquired intangibles) and contributed £4m to net cash inflow from operating activities for the part year under the Group’s ownership and before taking account of acquisition financing costs. Had the businesses been acquired at the beginning of the year, on a pro forma basis the Group revenues, adjusted operating profit and net profit attributable to RELX PLC shareholders for the year would have been £7,531m, £2,347m and £1,420m respectively, before taking account of acquisition financing costs.

Subsequent to the 31 December 2018, Reed Exhibitions acquired Mack Brooks.